UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 06, 2024

ARKO Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39828	85-2784337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8565 Magellan Parkway Suite 400
Richmond, Virginia		23227-1150
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 730-1568

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ARKO	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	ARKOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting (as defined in Item 5.07 to this Current Report on Form 8-K) of ARKO Corp., a Delaware corporation (the “Company”), the Company’s stockholders approved an amendment to the ARKO Corp. 2020 Incentive Compensation Plan (the “2020 Plan”), pursuant to which the maximum number of shares of common stock issuable under the 2020 Plan increased from 12,413,166 to 23,770,000, and the maximum aggregate number of shares that may be issued upon exercise of incentive stock options increased from 12,413,166 to 23,770,000. The material terms of the 2020 Plan have been previously reported by the Company and may be found under Proposal 3 contained in the Company’s definitive proxy statement in respect of the Annual Meeting, as filed by the Company with the Securities and Exchange Commission on April 19, 2024.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2024 Annual Meeting of Stockholders on June 6, 2024 (the “Annual Meeting”). The final voting results for the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal 1: Election of five directors to the Board to hold office until the Company’s 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

	Votes	Votes	Broker
Director	For	Withheld	Non-Votes
Michael J. Gade	68,145,719	21,231,734	11,194,601
Andrew R. Heyer	59,809,293	29,568,160	11,194,601
Steven J. Heyer	69,986,385	19,391,068	11,194,601
Laura Shapira Karet	68,407,575	20,969,878	11,194,601
Arie Kotler	72,877,291	16,500,162	11,194,601

Proposal 2: Approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s 2024 Proxy Statement for the Annual Meeting:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
72,288,026	16,972,305	117,122	11,194,601

Proposal 3: Approval of the amendment to the 2020 Plan to increase the number of shares of common stock available for awards thereunder from 12,413,166 to 23,770,000:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
68,973,461	20,285,012	118,980	11,194,601

Proposal 4: Ratification of the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the 2024 fiscal year:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
100,326,307	216,911	28,836	—

Proposal 5: Stockholder proposal to have an independent board chairman:

Votes	Votes		Broker
For	Against	Abstentions	Non-Votes
21,290,898	68,060,506	26,049	11,194,601

No other matters were considered or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKO CORP.

Date:	June 6, 2024	By:	/s/ Arie Kotler
		Name: Title:	Arie Kotler President, Chief Executive Officer and Chairman of the Board